UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2011

Annual Repor t

Legg Mason

Western Asset

Municipal High

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Municipal High Income Fund

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Municipal High Income Fund for the twelve-month reporting period ended July 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

Legg Mason Western Asset Municipal High Income Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended July 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. As the reporting period progressed, weakening economic data and concerns related to the raising of the U.S. debt ceiling triggered a flight to quality as investor risk aversion increased. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.0%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. However, as of the end of the reporting period, nearly fourteen million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to falter during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. After rising a modest 0.6% in June, sales then fell 3.5% in July. At the end of July, the inventory of unsold homes was a 9.4 month supply at the current sales level, versus a 9.2 month supply in June. Existing-home prices were also weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $174,000 in July 2011, down 4.4% from July 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-four consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month.

IV	Legg Mason Western Asset Municipal High Income Fund

Investment commentary (cont’d)

Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading of 53.5 was the lowest reading over the preceding twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July — the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in July.

Financial market overview

While stocks and lower-quality bonds generated positive results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July 2011, with concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and fears of a U.S. sovereign debt downgrade gripping the markets. Market volatility and risk aversion further escalated in August, after the reporting period ended, following Standard & Poor’s decision to downgrade U.S. Treasuries from AAA to AA+.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

At its meeting on August 9th, after the end of the reporting period, the Fed acknowledged that the economy was weakening and said, “Information received since the Federal Open Market Committee met in June indicates that economic growth so far this year has been considerably slower than the Committee had expected. . . . The Committee currently anticipates that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.“

Fixed-income market review

The spread sectors (non-Treasuries) generated mixed results at the beginning of the reporting period due to fears that the economy might slip back into a recession. However, given expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis took center stage. Most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased in June and July given a host of disappointing economic

Legg Mason Western Asset Municipal High Income Fund	V

data, a further escalation of the European sovereign debt crisis and concerns of a rating downgrade on U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2011. When the period began, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively. Yields largely declined during much of the next three months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields again declined during much of the remainder of the period due to disappointing economic data and several flights to quality. When the period ended on July 31, 2011, two-year Treasury yields were 0.36% and ten-year Treasury yields were 2.82%.

The municipal bond market lagged its taxable bond counterpart over the twelve months ended July 31, 2011. Over that period, the Barclays Capital Municipal Bond Indexvi and the Barclays Capital U.S. Aggregate Indexvii returned 3.24% and 4.44%, respectively. Most of this underperformance occurred during the first half of the period, as the municipal bond market was negatively impacted by a sharp increase in issuance of Build America Bonds in advance of the expiration of the popular program at the end of 2010. These new securities were not readily absorbed by investor demand. In addition, there were some high profile issues regarding the financial well-being of some municipal bond issuers and weak demand by individual investors. However, the municipal market outperformed the taxable bond market during the second half of the period given improving tax revenues, a sharp decline in new issuance, increased demand and low default rates. Additionally, investor sentiment improved as a number of states made progress toward shoring up their financial situation by raising taxes and cutting expenses.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

August 26, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Western Asset Municipal High Income Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from regular federal income tax. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from changes in market conditions. Under normal market conditions, the Fund will invest at least 80% of its assets in municipal securities that pay interest that is exempt from regular federal income tax. Under normal market conditions, the Fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade category or in a below investment grade category or, if unrated, determined to be of comparable quality. However, the Fund is permitted to invest in securities rated in any investment category.

The Fund focuses on intermediate- and long-term municipal securities. The Fund will normally invest in securities that have remaining maturities ranging from one to more than thirty years at the time of purchase. In purchasing debt obligations for the Fund, we may take full advantage of the full range of maturities and durationsi, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on our assessment of the relative yields of securities of different maturities and durations and our expectations of future changes in interest rates.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the fixed-income market experienced periods of volatility during the twelve months ended July 31, 2011, investors who assumed greater risk were rewarded, as the spread sectors (non-Treasuries) generally outperformed U.S. Treasuries. Even though growth moderated as the reporting period progressed, the economy continued to expand and corporate profits were often better-than-expected. Also supporting the spread sectors was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These flights to quality were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets. One notable exception was toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and fears of a downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities. This continued into August 2011 (after the reporting period ended).

The yields on two- and ten-year Treasuries began the fiscal year at 0.55% and 2.94%, respectively. Treasury yields fluctuated during the twelve-month reporting period given the aforementioned flights to quality, as well as uncertainties regarding Federal Reserve Board (“Fed”)ii monetary policy. During the fiscal year, two-year Treasury

2	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Fund overview (cont’d)

yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On July 31, 2011, yields on two- and ten-year Treasuries were 0.36% and 2.82%, respectively.

The municipal bond market also experienced periods of heightened volatility. Although the fundamentals in the municipal market remained challenging, tax-free bond prices rallied during the first month of the period. This was due, in part, to generally strong demand as investors were drawn to their attractive yields. However, the municipal market weakened during most of the next five months of the period as investor demand could not absorb a sharp increase in new issuance of Build America Bonds (“BABs”). This spike in new issuance occurred as the BAB program was expiring at the end of December. Also pressuring the market were concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market then strengthened over the majority of the second half of the reporting period, as tax revenues rose, new issuance declined, investor demand increased, defaults remained low and numerous states took actions to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexiii returned 3.24% for the twelve months ended July 31, 2011. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 4.44%.

Q. How did we respond to these changing market conditions?

A. Given the overall steepness of the municipal yield curvev, we extended the Fund’s duration during the reporting period as we found more value on the longer end of the curve. We increased the Fund’s allocation to longer-term BBB-rated bonds in the second half of the period. These bonds performed poorly in late 2010 and early 2011, as demand for lower-rated, longer-term bonds fell given concerns for the overall municipal market. However, based on our analysis, we believed these securities to be attractively valued. The Fund’s increased allocation was rewarded, as BBB-rated bonds rallied later in the period when conditions in the municipal market improved and demand increased. To help fund the increase in BBB-rated bonds, we reduced our exposure to Pre-refundedvi securities. We found these shorter-term, high-quality securities to be less attractively valued given our expectations that longer-term, lower-rated securities would outperform.

The Fund employed short U.S. Treasury futures during the reporting period to manage duration and in expectation of an underperformance by Treasuries. This strategy detracted from the Fund’s performance, and we closed the position in November 2010.

Performance review

For the twelve months ended July 31, 2011, Class A shares of Legg Mason Western Asset Municipal High Income Fund, excluding sales charges, returned 3.69%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 3.24% for the same period. The Lipper High Yield Municipal Debt Funds Category Average1 returned 3.07% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 126 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	3

Performance Snapshot as of July 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Municipal High Income Fund:
Class A	7.58%	3.69%
Class B1	7.23%	3.02%
Class C	7.22%	3.02%
Class I	7.60%	3.76%
Barclays Capital Municipal Bond Index	6.27%	3.24%
Lipper High Yield Municipal Debt Funds Category Average[2]	7.52%	3.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2011 for Class A, Class B, Class C and Class I shares were 5.17%, 4.74%, 4.80% and 5.46%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 5.39%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2010, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 0.77%, 1.37%, 1.34% and 0.64%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure to service revenue bonds. Within this space, the Fund’s overweights to the Health Care and Industrial Revenue sectors were beneficial for results as both sectors outperformed the overall benchmark during the reporting period. Within the Health Care sector, we preferred securities from issuers that had solid balance sheets and strong management teams. In contrast, we avoided issuers that were dependent on Medicaid reimbursements, given our concerns that federal government reimbursement levels would decline. In the Industrial Revenue sector, we emphasized gas prepayvii securities that are backed by certain broker/dealers. This allocation was beneficial, as fundamentals in the Financials sector improved and gas prepay securities rallied sharply.

Our overweight to longer-term BBB-rated securities contributed to performance, especially during the second half of the period when investor sentiment for the municipal market improved and demand for lower-rated, higher-yielding securities increased.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds for the six-month period and among the 126 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Fund overview (cont’d)

Also benefiting the Fund’s relative performance was its underweight exposure to AA-rated municipal bonds. We felt that these high-quality securities were richly valued, and the underweight position was rewarded given that they lagged their lower-rated counterparts during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractors from relative performance for the period were the Fund’s duration and yield curve positioning. Our longer duration than that of the benchmark was a drag on results during the twelve-month reporting period as a whole. While having a longer duration aided performance during the second half of the period when rates moved lower, it was not enough to overcome earlier weakness. The same dynamic held true for the Fund’s yield curve positioning. Overall, the Fund’s overweight to the long end of the municipal yield curve (22+ year maturities) negatively impacted performance given weak returns for these bonds during the first half of the period. Despite posting strong results as the period progressed, the Fund’s overweight to the 22+ portion of the curve was a negative overall.

Also detracting from performance was the use of a short Treasury futures position. This derivative position was employed to manage duration and given our expectations for Treasuries to underperform municipal bonds due to a dramatic increase in Treasury issuance. However, Treasuries outperformed the municipal market over the twelve months ended July 31, 2011.

Thank you for your investment in Legg Mason Western Asset Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 16, 2011

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. A significant portion of portfolio holdings may be invested in lower-quality securities, which present greater risk of loss of principal and interest than higher-rated securities. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	5

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vii

Gas prepay bonds are issued to enable a municipal utility to contract for a stated amount of natural gas supply over an extended period of time. The utility contracts with a natural gas supplier to purchase gas at a discount to the spot price of gas at the time of delivery. The bonds are issued to fund future purchases of the gas supplier. Bonds are repaid by the utility from gas sales to its customers, though the ratings are primarily driven by the credit strength of the financial firm that guarantees the performance of the gas supplier.

6	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2011 and July 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (load) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2011 and held for the six months ended July 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.58%	$1,000.00	$1,075.80	0.78%	$4.01	Class A	5.00%	$1,000.00	$1,020.93	0.78%	$3.91
Class B	7.23	1,000.00	1,072.30	1.44	7.40	Class B	5.00	1,000.00	1,017.65	1.44	7.20
Class C	7.22	1,000.00	1,072.20	1.36	6.99	Class C	5.00	1,000.00	1,018.05	1.36	6.80
Class I	7.60	1,000.00	1,076.00	0.65	3.35	Class I	5.00	1,000.00	1,021.57	0.65	3.26

[1]	For the six months ended July 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/11	3.69%	3.02%	3.02%	3.76%
Five Years Ended 7/31/11	3.69	3.06	2.99	N/A
Ten Years Ended 7/31/11	4.40	3.92	3.77	N/A
Inception* through 7/31/11	4.93	6.14	4.66	2.95

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/11	-0.74%	-1.39%	2.04%	3.76%
Five Years Ended 7/31/11	2.79	2.89	2.99	N/A
Ten Years Ended 7/31/11	3.95	3.92	3.77	N/A
Inception* through 7/31/11	4.69	6.14	4.66	2.95

Cumulative total returns
Without sales charges[1]
Class A (7/31/01 through 7/31/11)	53.83%
Class B (7/31/01 through 7/31/11)	46.82
Class C (7/31/01 through 7/31/11)	44.74
Class I (Inception date of 3/20/07 through 7/31/11)	13.54

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, September 16, 1985, November 17, 1994 and March 20, 2007, respectively.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset Municipal High Income Fund vs. Barclays Capital Municipal Bond Index† — July 2001 - July 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Western Asset Municipal High Income Fund on July 31, 2001, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

LMWA Muni High	— Legg Mason Western Asset Municipal High Income Fund
BC Muni Bond Index	— Barclays Capital Municipal Bond Index

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

LMWA Muni High	— Legg Mason Western Asset Municipal High Income Fund
BC Muni Bond Index	— Barclays Capital Municipal Bond Index

12	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Schedule of investments

July 31, 2011

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 97.4%
Arizona — 1.7%
Pima County, AZ, IDA Educational Revenue, Noah Webster Basic School	6.125%	12/15/34	$1,000,000	$925,830
Pima County, AZ, IDA Revenue, Tucson Electric Power Co.	5.750%	9/1/29	8,000,000	8,126,640
University Medical Center Corp., AZ, Hospital Revenue	6.000%	7/1/24	1,250,000	1,298,513
University Medical Center Corp., AZ, Hospital Revenue	6.500%	7/1/39	2,000,000	2,074,860
Total Arizona				12,425,843
Arkansas — 0.1%
Arkansas State Development Financing Authority, Industrial Facilities Revenue, Potlatch Corp. Projects	7.750%	8/1/25	1,000,000	1,023,850	(a)
California — 10.1%
Alhambra, CA, Revenue:
Atherton Baptist Homes	7.500%	1/1/30	1,640,000	1,683,985
Atherton Baptist Homes	7.625%	1/1/40	1,500,000	1,554,855
California EFA Revenue:
College and University Financing Program	5.000%	2/1/12	1,440,000	1,451,549
College and University Financing Program	5.000%	2/1/14	1,595,000	1,641,287
College and University Financing Program	5.000%	2/1/15	1,670,000	1,717,378
California Statewide CDA Revenue:
East Campus Apartments LLC	5.625%	8/1/34	1,000,000	946,400
Lodi Memorial Hospital, California Mortgage Insurance	5.000%	12/1/37	14,000,000	12,879,020
Senior Living-Presbyterian Homes	4.750%	11/15/26	1,920,000	1,750,022
Senior Living-Presbyterian Homes	4.875%	11/15/36	6,000,000	5,011,080
Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue	7.875%	6/1/42	3,150,000	3,575,218	(b)
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	29,000,000	33,571,560
Palomar, CA, Pomerado Health Care District, COP	6.750%	11/1/39	5,000,000	5,036,950
Redding, CA, RDA, Tax Allocation, Shastec Redevelopment Project	5.000%	9/1/36	1,250,000	1,049,200
Total California				71,868,504
Colorado — 5.4%
Colorado Educational & Cultural Facilities Authority Revenue:
Charter School Peak to Peak Project	7.500%	8/15/21	1,170,000	1,172,784	(b)
Charter School Refunding, Jefferson Project	6.000%	6/15/33	1,500,000	1,298,655
Cheyenne Mountain Charter Academy Foundation	5.375%	6/15/38	2,585,000	2,364,112

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	13

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Colorado Health Facilities Authority Revenue:
Christian Living Communities Project	5.750%	1/1/37	$2,000,000	$1,778,300
Parkview Medical Center Project	6.600%	9/1/25	1,000,000	1,005,010	(b)
The Evangelical Lutheran Good Samaritan Society	6.125%	6/1/38	7,000,000	7,028,910
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	18,000,000	19,766,520
Reata South Metropolitan District, CO, GO	7.250%	6/1/37	4,000,000	3,281,080
Southlands, CO, Metropolitan District No. 1, GO	7.125%	12/1/34	1,000,000	1,211,330	(b)
Total Colorado				38,906,701
Connecticut — 0.4%
Connecticut State Development Authority, IDR, AFCO Cargo LLC Project	8.000%	4/1/30	3,945,000	2,783,513	(a)
Delaware — 5.5%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	29,000,000	26,300,100
New Castle County, DE, Revenue, Newark Charter School Inc. Project	5.000%	9/1/36	1,000,000	799,930
Sussex County, DE, Recovery Zone Facility Revenue, NRG Energy Inc., Indian River Power LLC	6.000%	10/1/40	12,000,000	11,966,040
Total Delaware				39,066,070
Florida — 1.9%
Bonnet Creek Resort Community Development District, Special Assessment	7.500%	5/1/34	1,000,000	941,850	(c)
Hillsborough County, FL, IDA Revenue, National Gypsum Convention	7.125%	4/1/30	1,000,000	913,080	(a)
Orange County, FL, Health Facilities Authority Revenue, First Mortgage Healthcare Facilities Revenue Bonds, GF/Orlando Inc. Project	9.000%	7/1/31	2,000,000	1,959,920
Reunion East Community Development District, Special Assessment	7.375%	5/1/33	2,500,000	1,788,825	(c)
Seminole Tribe Florida Special Obligation Revenue	5.750%	10/1/22	5,000,000	5,022,700	(d)
Seminole Tribe Florida Special Obligation Revenue	5.250%	10/1/27	3,000,000	2,751,540	(d)
Total Florida				13,377,915
Georgia — 2.7%
Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project	5.000%	7/1/32	5,865,000	5,900,835
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	9,000,000	9,721,530
Gainesville & Hall County, GA, Development Authority Retirement Community Revenue:
Acts Retirement-Life Communities Inc.	6.375%	11/15/29	700,000	725,172

See Notes to Financial Statements.

14	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Acts Retirement-Life Communities Inc.	6.625%	11/15/39	$1,085,000	$1,118,635
Gainesville & Hall County, GA, Development Authority Revenue, Senior Living Facilities, Lanier Village Estates	7.250%	11/15/29	1,500,000	1,502,400
Total Georgia				18,968,572
Hawaii — 2.5%
Hawaii State Department of Budget & Finance Special Purpose Revenue:
Craigside Retirement Residence	6.400%	11/15/14	2,100,000	2,104,536
Craigside Retirement Residence	7.500%	11/15/15	6,200,000	6,320,776
Craigside Retirement Residence	8.750%	11/15/29	800,000	915,416
Hawaiian Electric Co.	6.500%	7/1/39	8,000,000	8,428,480
Total Hawaii				17,769,208
Illinois — 5.1%
Illinois Development Finance Authority Revenue:
Chicago Charter School Foundation Project	6.250%	12/1/32	2,000,000	2,157,560	(b)
Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,153,540	(a)
Illinois Finance Authority Revenue:
Park Place of Elmhurst	8.000%	5/15/30	5,000,000	4,965,450
Park Place of Elmhurst	8.125%	5/15/40	11,835,000	11,683,630
Refunding, Chicago Charter School Project	5.000%	12/1/36	3,000,000	2,447,610
Refunding, OSF Healthcare System	5.750%	11/15/37	2,500,000	2,499,750
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	10,000,000	9,553,700
Total Illinois				36,461,240
Indiana — 0.5%
Indiana Health Facilities Financing Authority, Hospital Revenue, Riverview Hospital Project	6.125%	8/1/31	2,000,000	2,132,400	(b)
Vanderburgh County, IN, Redevelopment Commission, Redevelopment District Tax Increment Revenue	5.250%	2/1/31	1,400,000	1,384,852
Total Indiana				3,517,252
Kentucky — 2.5%
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, Owensboro Medical Health Systems	6.375%	6/1/40	15,000,000	15,348,600
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	2,500,000	2,322,825
Total Kentucky				17,671,425
Louisiana — 1.3%
Epps, LA, COP	8.000%	6/1/18	855,000	858,463

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	15

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Louisiana — continued
Louisiana Local Government Environmental Facilities, CDA Revenue, Capital Project & Equipment Acquisition Program, ACA	6.550%	9/1/25	$595,000	$612,749
Louisiana Public Facilities Authority Revenue, Entergy Louisiana LLC Project	5.000%	6/1/30	1,535,000	1,536,673
Rapides, LA, Finance Authority Revenue, Cleco Power LLC Project	6.000%	10/1/11	6,000,000	6,037,260	(a)(e)
Total Louisiana				9,045,145
Maryland — 6.5%
Maryland Industrial Development Financing Authority, EDR, Our Lady of Good Counsel School	6.000%	5/1/35	1,000,000	996,130
Maryland State Economic Development Corp., Student Housing Revenue, University of Maryland College Park Projects	5.800%	6/1/38	5,000,000	4,992,800
Maryland State Economic Development Corp., EDR:
Term Project	5.750%	6/1/35	9,000,000	8,850,150
Transportation Facilities Project	5.750%	6/1/35	21,625,000	21,264,944
Maryland State Health & Higher EFA Revenue:
Mercy Medical Center	6.250%	7/1/31	9,000,000	9,502,830
Washington Christian Academy	5.250%	7/1/18	250,000	100,000	(c)
Washington Christian Academy	5.500%	7/1/38	1,170,000	468,000	(c)
Total Maryland				46,174,854
Massachusetts — 4.5%
Boston, MA, Industrial Development Financing Authority Revenue, Roundhouse Hospitality LLC Project	7.875%	3/1/25	1,185,000	993,065	(a)
Massachusetts State DFA Revenue, Tufts Medical Center Inc.	6.875%	1/1/41	4,000,000	4,242,720
Massachusetts State HEFA Revenue:
Massachusetts Eye & Ear Infirmary	5.375%	7/1/35	10,000,000	9,515,400
Suffolk University	5.750%	7/1/39	13,740,000	13,477,154
University of Massachusetts Memorial Health Care Inc.	5.000%	7/1/33	4,000,000	3,619,480
Total Massachusetts				31,847,819
Michigan — 1.6%
Allen Academy, MI, COP	8.000%	6/1/33	3,500,000	3,442,705
Cesar Chavez Academy, COP	6.500%	2/1/33	1,635,000	1,638,515
Cesar Chavez Academy, COP	8.000%	2/1/33	1,600,000	1,664,352
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	4,612,160
Total Michigan				11,357,732

See Notes to Financial Statements.

16	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Minnesota — 0.4%
Sartell, MN, Health Care & Housing Facilities Revenue, Foundation for Health Care Project	8.000%	9/1/30	$1,635,000	$1,669,090
St. Paul, MN, Port Authority Lease Revenue:
Regions Hospital Parking Ramp Project	5.000%	8/1/21	475,000	452,362
Regions Hospital Parking Ramp Project	5.000%	8/1/36	1,375,000	1,117,476
Total Minnesota				3,238,928
Missouri — 0.4%
Kansas City, MO, Tax Increment Financing Commission, Tax Increment Revenue, Maincor Project	5.000%	3/1/12	155,000	155,186
Raytown, MO, Annual Appropriation Supported Tax:
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/19	1,000,000	1,041,440
Raytown Live Redevelopment Plan Project 1	5.000%	12/1/20	1,555,000	1,602,412
Total Missouri				2,799,038
Montana — 0.4%
Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project	7.000%	12/31/19	2,960,000	2,826,474	(a)
New Jersey — 1.8%
New Jersey EDA Revenue, Newark Downtown District Management Corp.	5.125%	6/15/27	400,000	371,036
New Jersey State EDA Revenue:
Refunding	6.875%	1/1/37	11,000,000	9,609,380	(a)
Refunding, Gloucester Marine Project	6.625%	1/1/37	3,485,000	3,137,093
Total New Jersey				13,117,509
New Mexico — 1.1%
Otero County, NM:
COP, Jail Project Revenue	5.750%	4/1/18	1,630,000	1,513,797
COP, Jail Project Revenue	6.000%	4/1/23	500,000	439,135
COP, Jail Project Revenue	7.500%	12/1/24	5,510,000	5,413,796
COP, Jail Project Revenue	6.000%	4/1/28	500,000	416,390
Total New Mexico				7,783,118
New York — 6.8%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	31,870,000	32,454,177
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/46	2,500,000	2,388,825
Herkimer County, NY, IDA, Folts Adult Home, FHA, GNMA	5.500%	3/20/40	975,000	1,024,238
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	3,300,000	3,118,797

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	17

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, IDA, Civic Facilities Revenue:
Amboy Properties Corp. Project	6.750%	6/1/20	$2,160,000	$2,009,102
Special Needs Facilities Pooled Program	8.125%	7/1/19	675,000	683,606
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	7,149,660
Total New York				48,828,405
Ohio — 1.4%
Cleveland-Cuyahoga County, OH, Port Authority Revenue, Senior Housing, St. Clarence-GEAC, LLC	6.125%	5/1/26	500,000	461,825
Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project	7.500%	1/1/30	2,440,000	2,443,782
Lorain County, OH, Port Authority, Recovery Zone Facility Revenue, U.S. Steel Corp. Project	6.750%	12/1/40	5,000,000	5,170,550
Miami County, OH, Hospital Facilities Revenue, Refunding & Improvement Upper Valley Medical Center	5.250%	5/15/26	2,000,000	1,977,560
Total Ohio				10,053,717
Oklahoma — 1.2%
Oklahoma HFA, Single-Family Mortgage, GNMA	7.997%	8/1/18	115,000	122,757	(a)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project	7.125%	11/1/30	1,000,000	1,041,730
Montereau Inc. Project	7.250%	11/1/40	7,000,000	7,199,430
Total Oklahoma				8,363,917
Oregon — 0.1%
Klamath Falls, OR, Intercommunity Hospital Authority Revenue:
Merle West Medical Center	6.250%	9/1/31	630,000	676,941	(b)
Unrefunded Balance, Merle West Medical Center	6.250%	9/1/31	370,000	356,081
Total Oregon				1,033,022
Pennsylvania — 4.8%
Cumberland County, PA, Municipal Authority Retirement Community Revenue, Wesley Affiliate Services Inc. Project	7.250%	1/1/35	1,000,000	1,103,970	(b)
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	4,810,000	3,822,218
Harrisburg, PA, University Revenue, Harrisburg University of Science and Technology	6.000%	9/1/36	3,000,000	2,647,560
Hazleton, PA, Health Services Authority, Hospital Revenue, St. Joseph’s Medical Center	6.200%	7/1/26	1,000,000	991,300
Lackawanna County, PA, GO, AGC	6.000%	9/15/34	4,000,000	4,177,120

See Notes to Financial Statements.

18	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project	6.000%	11/15/35	$1,000,000	$907,620
Lehigh County, PA, General Purpose Authority Revenue, First Mortgage Revenue Bonds, Bible Fellowship Church Home Inc.	7.750%	11/1/33	3,500,000	3,515,015
Northumberland County, PA, IDA Facilities Revenue, NHS Youth Services Inc. Project	7.500%	2/15/29	900,000	784,845
Pennsylvania Economic Development Financing Authority:
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	5.625%	1/1/19	1,420,000	1,424,615
Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,201,750
Solid Waste Disposal Revenue, Waste Management Inc. Project	5.100%	10/1/27	1,000,000	997,750	(a)
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	5,000,000	5,200,850
Pennsylvania HEFA Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	3,550,155
Total Pennsylvania				34,324,768
Puerto Rico — 3.0%
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	5,000,000	4,862,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	9,000,000	9,060,660
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	7,000,000	7,315,910
Total Puerto Rico				21,238,670
Rhode Island — 0.1%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	1,000,000	696,420	(c)
South Carolina — 0.2%
Newberry County, SC, Special Source Revenue, Refunding J.F. Hawkins Nursing Home, Radian	5.000%	3/1/30	2,000,000	1,792,160
Tennessee — 0.1%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Trezevant Manor Project	5.750%	9/1/37	1,000,000	855,280
Texas — 18.3%
Austin-Bergstrom, TX, Landhost Enterprises Inc., Airport Hotel, Senior Bonds	6.750%	4/1/27	5,025,000	2,750,836	(c)
Burnet County, TX, Public Facility Project Revenue	7.750%	8/1/29	2,885,000	1,920,227
Central Texas Regional Mobility Authority Revenue	5.750%	1/1/25	2,500,000	2,551,625
Central Texas Regional Mobility Authority Revenue	6.000%	1/1/41	5,000,000	4,911,600

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	19

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Central Texas Regional Mobility Authority Revenue:
Capital Appreciation	0.000%	1/1/36	$2,800,000	$517,188
Capital Appreciation	0.000%	1/1/38	2,000,000	321,680
Capital Appreciation	0.000%	1/1/40	2,200,000	308,110
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.000%	12/1/30	1,120,000	1,048,242
Clifton, TX, Higher Education Finance Corp., Education Revenue	6.125%	12/1/40	4,000,000	3,686,800
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	1,665,000	1,246,885	(a)
Garza County, TX, Public Facility Corp.	5.500%	10/1/19	1,400,000	1,399,888
Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO Petroleum Corp. Project	7.500%	10/1/12	3,000,000	3,041,340	(a)(e)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.625%	11/15/32	5,135,000	4,776,628
Houston, TX, Airport Systems Revenue, Special Facilities, Continental Airlines Inc. Project	6.125%	7/15/27	6,645,000	6,224,372	(a)
Love Field Airport Modernization Corp, TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,615,000	14,767,418
Maverick County, TX, Public Facility Corp. Project Revenue	6.375%	2/1/29	520,000	446,373
Midlothian, TX, Development Authority, Tax Increment Contract Revenue	6.200%	11/15/29	2,500,000	2,512,875
Midlothian, TX, Development Authority, Tax Increment Contract Revenue, Refunding, Subordinated Lien	5.125%	11/15/26	1,025,000	892,334
North Texas Tollway Authority Revenue	5.750%	1/1/33	10,000,000	10,246,800
North Texas Tollway Authority Revenue	6.250%	1/1/39	2,000,000	2,090,180
Port Corpus Christi, TX, Celanese Project	6.450%	11/1/30	1,995,000	2,012,157
San Leanna Educational Facilities Corp., Education Revenue:
Saint Edwards University Project	5.000%	6/1/20	1,000,000	1,038,820
Saint Edwards University Project	5.125%	6/1/22	2,000,000	2,047,880
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Northwest Senior Housing Edgemere Project	5.750%	11/15/12	1,100,000	1,121,978
Texas Midwest Public Facility Corp. Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	4,109,100
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, NTE Mobility Partners LLC	6.875%	12/31/39	10,000,000	10,577,400

See Notes to Financial Statements.

20	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	$21,960,000	$23,394,427
Texas State Public Finance Authority, Charter School Finance Corp. Revenue, Cosmos Foundation Inc.	6.200%	2/15/40	4,000,000	3,926,440
Texas State Public Finance Authority, Charter School Finance Corp. Revenue:
Cosmos Foundation Inc.	6.000%	2/15/30	1,000,000	993,350
Uplift Education	5.875%	12/1/36	1,000,000	901,080
Willacy County, TX, Local Government Corp. Revenue	6.875%	9/1/28	10,915,000	11,242,450
Willacy County, TX, PFC Project Revenue	8.250%	12/1/23	3,000,000	3,127,440
Willacy County, TX, PFC Project Revenue, County Jail	7.500%	11/1/25	650,000	573,391
Total Texas				130,727,314
U.S. Virgin Islands — 1.1%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.750%	10/1/37	7,500,000	7,843,275
Virginia — 2.9%
Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue, Parkwood Court Apartments Project	8.125%	4/1/30	870,000	814,972
Broad Street CDA Revenue	7.500%	6/1/33	748,000	856,019	(b)
Chesterfield County, VA, EDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric Power Co. Project	5.600%	11/1/31	6,000,000	6,052,860	(a)
Virginia Beach, VA, Development Authority, MFH Revenue:
Residential Rental Hampton Project	7.500%	10/1/39	2,355,000	2,243,750	(a)
Residential Rental Mayfair Project	7.500%	10/1/39	2,355,000	2,243,750	(a)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.750%	7/1/38	7,500,000	8,413,500
Total Virginia				20,624,851
West Virginia — 0.4%
Pleasants County, WV, PCR, Refunding, County Commission, Allegheny Energy Supply Co., LLC	5.250%	10/15/37	3,000,000	2,884,230
Wisconsin — 0.6%
Wisconsin State HEFA Revenue:
Aurora Health Care Inc.	6.400%	4/15/33	1,000,000	1,018,370
Aurora Health Care Inc.	5.625%	4/15/39	2,000,000	1,965,380
Marshfield Clinic	6.000%	2/15/25	1,500,000	1,505,175
Total Wisconsin				4,488,925
Total Investments before Short-Term Investments (Cost — $692,589,187)				695,785,664

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	21

Legg Mason Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.8%
California — 0.0%
Bakersfield, CA, Wastewater Revenue, AGM, SPA-Dexia Credit Local	3.000%	9/1/35	$300,000	$300,000	(f)(g)
Maryland — 0.7%
Maryland State Stadium Authority, Sports Facilities Lease Revenue, Football Stadium, SPA-Dexia Credit Local	2.000%	3/1/26	4,900,000	4,900,000	(f)(g)
Massachusetts — 0.4%
Massachusetts State, GO, Consolidated Loan, SPA-Dexia Credit Local	1.000%	3/1/26	2,800,000	2,800,000	(f)(g)
New York — 0.6%
New York City, NY, TFA, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.870%	11/1/22	1,300,000	1,300,000	(f)(g)
New York, NY, GO, Subordinated, LOC-Dexia Credit Local	0.870%	3/1/34	2,800,000	2,800,000	(f)(g)
Total New York				4,100,000
North Carolina — 0.1%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, AGM, SPA-Dexia Credit Local	0.900%	1/15/43	1,000,000	1,000,000	(f)(g)
Total Short-Term Investments (Cost — $13,100,000)				13,100,000
Total Investments — 99.2% (Cost — $705,689,187#)				708,885,664
Other Assets in Excess of Liabilities — 0.8%				5,499,571
Total Net Assets — 100.0%				$714,385,235

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	The coupon payment on these securities is currently in default as of July 31, 2011.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Maturity date shown represents the mandatory tender date.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is $705,258,706.

See Notes to Financial Statements.

22	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Municipal High Income Fund

Abbreviations used in this schedule:
ACA	— American Capital Assurance — Insured Bonds
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
Radian	— Radian Asset Assurance — Insured Bonds
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Summary of Investments by Industry* (unaudited)
Health care	24.0%
Industrial revenue	18.9
Transportation	13.9
Education	10.8
Special tax obligation	9.9
Power	6.8
Leasing	5.0
Solid waste/resource recovery	2.6
Other	2.1
Pre-refunded/escrowed to maturity	2.1
Local general obligation	1.1
Housing	0.8
Water & sewer	0.2
Short-term investments	1.8
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of July 31, 2011 and are subject to change.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	23

Legg Mason Western Asset Municipal High Income Fund

Ratings Table† (unaudited)
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	0.8%
AA/Aa	1.4
A	19.8
BBB/Baa	49.2
BB/Ba	6.1
B/B	0.3
CCC/Caa	1.1
CC/Ca	0.6
A-1/VMIG1	1.8
NR	18.9
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the lowest rating category received from an NRSRO.

See pages 24 through 27 for definitions of ratings.

See Notes to Financial Statements.

24	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	25

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

26	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	27

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

28	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Statement of assets and liabilities

July 31, 2011

Assets:
Investments, at value (Cost — $705,689,187)	$708,885,664
Cash	13,474
Interest receivable	9,582,629
Receivable for Fund shares sold	989,886
Receivable for securities sold	60,000
Prepaid expenses	67,898
Total Assets	719,599,551

Liabilities:
Payable for Fund shares repurchased	3,966,175
Distributions payable	548,681
Investment management fee payable	328,623
Service and/or distribution fees payable	145,775
Trustees’ fees payable	20,714
Accrued expenses	204,348
Total Liabilities	5,214,316
Total Net Assets	$714,385,235

Net Assets:
Par value (Note 7)	$525
Paid-in capital in excess of par value	816,688,814
Undistributed net investment income	501,006
Accumulated net realized loss on investments and futures contracts	(106,001,587)
Net unrealized appreciation on investments	3,196,477
Total Net Assets	$714,385,235

Shares Outstanding:
Class A	33,838,654
Class B	927,371
Class C	9,855,102
Class I	7,910,185

Net Asset Value:
Class A (and redemption price)	$13.63
Class B*	$13.55
Class C*	$13.55
Class I (and redemption price)	$13.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.23

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	29

Statement of operations

For the Year Ended July 31, 2011

Investment Income:
Interest	$49,344,259

Expenses:
Investment management fee (Note 2)	4,394,197
Service and/or distribution fees (Notes 2 and 5)	1,911,836
Transfer agent fees (Note 5)	321,905
Registration fees	137,396
Legal fees	62,926
Audit and tax	49,498
Fund accounting fees	43,198
Shareholder reports	32,701
Insurance	18,176
Trustees’ fees	13,318
Custody fees	6,358
Miscellaneous expenses	3,004
Total Expenses	6,994,513
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8,867)
Net Expenses	6,985,646
Net Investment Income	42,358,613

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(2,993,913)
Futures contracts	(6,226,250)
Net Realized Loss	(9,220,163)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(17,056,033)
Futures contracts	4,495,074
Change in Net Unrealized Appreciation (Depreciation)	(12,560,959)
Net Loss on Investments and Futures Contracts	(21,781,122)
Increase in Net Assets from Operations	$20,577,491

See Notes to Financial Statements.

30	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2011	2010

Operations:
Net investment income	$42,358,613	$38,445,528
Net realized loss	(9,220,163)	(6,446,634)
Change in net unrealized appreciation (depreciation)	(12,560,959)	56,237,420
Proceeds from settlement of a regulatory matter	—	264,116	†
Increase in Net Assets From Operations	20,577,491	88,500,430

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(42,229,523)	(38,426,866)
Decrease in Net Assets From Distributions to Shareholders	(42,229,523)	(38,426,866)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	342,038,155	397,353,386
Reinvestment of distributions	35,575,167	31,435,768
Cost of shares repurchased	(488,149,848)	(224,621,246)
Increase (Decrease) in Net Assets From Fund Share Transactions	(110,536,526)	204,167,908
Increase (Decrease) in Net Assets	(132,188,558)	254,241,472

Net Assets:
Beginning of year	846,573,793	592,332,321
End of year*	$714,385,235	$846,573,793
* Includes undistributed net investment income of:	$501,006	$496,899

†	The Fund received $185,160, $68,847, $10,094 and $15 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.87	$12.85	$14.10	$15.01	$14.88

Income (loss) from operations:
Net investment income	0.73	0.74	0.75	0.74	0.74
Net realized and unrealized gain (loss)	(0.24)	1.02	(1.25)	(0.91)	0.15
Total income (loss) from operations	0.49	1.76	(0.50)	(0.17)	0.89

Less distributions from:
Net investment income	(0.73)	(0.74)	(0.75)	(0.74)	(0.76)
Total distributions	(0.73)	(0.74)	(0.75)	(0.74)	(0.76)

Net asset value, end of year	$13.63	$13.87	$12.85	$14.10	$15.01
Total return[2]	3.69%	13.92%	(3.20)%	(1.17)%	6.06%

Net assets, end of year (millions)	$461	$640	$469	$424	$379

Ratios to average net assets:
Gross expenses	0.78%	0.77%	0.77%	0.80%	0.83%[3]
Net expenses[4]	0.78	0.77	0.77	0.80	0.83 [3,5]
Net investment income	5.39	5.41	6.02	5.06	4.88

Portfolio turnover rate	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.82%.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.84	$12.79	$14.11	$15.01	$14.89

Income (loss) from operations:
Net investment income	0.64	0.66	0.68	0.66	0.66
Net realized and unrealized gain (loss)	(0.24)	1.00	(1.32)	(0.90)	0.14
Proceeds from settlement of a regulatory matter	—	0.05	—	—	—
Total income (loss) from operations	0.40	1.71	(0.64)	(0.24)	0.80

Less distributions from:
Net investment income	(0.69)	(0.66)	(0.68)	(0.66)	(0.68)
Total distributions	(0.69)	(0.66)	(0.68)	(0.66)	(0.68)

Net asset value, end of year	$13.55	$13.84	$12.79	$14.11	$15.01
Total return[2]	3.02%	13.60%[3]	(4.24)%	(1.63)%	5.45%

Net assets, end of year (millions)	$13	$18	$20	$26	$35

Ratios to average net assets:
Gross expenses	1.40%	1.36%	1.32%	1.33%	1.36%[4]
Net expenses[5]	1.40	1.36	1.32	1.33	1.35 [4,6]
Net investment income	4.76	4.83	5.48	4.52	4.38

Portfolio turnover rate	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.19%. Class B received $68,847 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.35% and 1.34%, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.80	$12.78	$14.10	$15.00	$14.87

Income (loss) from operations:
Net investment income	0.65	0.66	0.68	0.65	0.65
Net realized and unrealized gain (loss)	(0.25)	1.02	(1.32)	(0.89)	0.15
Total income (loss) from operations	0.40	1.68	(0.64)	(0.24)	0.80

Less distributions from:
Net investment income	(0.65)	(0.66)	(0.68)	(0.66)	(0.67)
Total distributions	(0.65)	(0.66)	(0.68)	(0.66)	(0.67)

Net asset value, end of year	$13.55	$13.80	$12.78	$14.10	$15.00
Total return[2]	3.02%	13.30%	(4.27)%	(1.66)%	5.46%

Net assets, end of year (millions)	$133	$137	$94	$86	$55

Ratios to average net assets:
Gross expenses	1.35%	1.34%	1.34%	1.35%	1.37%[3]
Net expenses[4]	1.35	1.34	1.34	1.35	1.37 [3,5]
Net investment income	4.83	4.84	5.44	4.50	4.30

Portfolio turnover rate	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.37%.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$13.80	$12.79	$14.10	$15.01	$15.20

Income (loss) from operations:
Net investment income	0.74	0.75	0.76	0.74	0.26
Net realized and unrealized gain (loss)	(0.25)	1.01	(1.30)	(0.89)	(0.18)
Total income (loss) from operations	0.49	1.76	(0.54)	(0.15)	0.08

Less distributions from:
Net investment income	(0.74)	(0.75)	(0.77)	(0.76)	(0.27)
Total distributions	(0.74)	(0.75)	(0.77)	(0.76)	(0.27)

Net asset value, end of year	$13.55	$13.80	$12.79	$14.10	$15.01
Total return[3]	3.76%	13.99%	(3.51)%	(1.05)%	0.53%

Net assets, end of year (000s)	$107,202	$51,591	$8,830	$1,393	$443

Ratios to average net assets:
Gross expenses	0.65%	0.64%	0.62%	0.66%	0.66%[4]
Net expenses[5]	0.64 [6,7]	0.64 [6,7]	0.62	0.66	0.66 [4]
Net investment income	5.58	5.52	6.18	5.09	4.76 [4]

Portfolio turnover rate	24%	20%	20%	27%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 20, 2007 (inception date) to July 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

36	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$695,785,664	—	$695,785,664
Short-term investments†	—	13,100,000	—	13,100,000
Total investments	—	$708,885,664	—	$708,885,664

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	37

from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$17	$3,834,151	$(3,834,168)
(b)	(125,000)	125,000	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid and the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

38	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended July 31, 2011, fees waived and/or expenses reimbursed amounted to $8,867.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30,

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	39

2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended July 31, 2011, LMIS and its affiliates received sales charges of approximately $70,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$141,000	$43,000	$44,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2011, the Fund had accrued $11,874 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$184,600,253
Sales	281,121,432

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,912,947
Gross unrealized depreciation	(21,285,989)
Net unrealized appreciation	$3,626,958

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides

40	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(6,226,250)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$4,495,074

During the year ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$42,758,101

†	At July 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$870,979	$187,974
Class B	97,120	23,763
Class C	943,737	72,913
Class I	—	37,255
Total	$1,911,836	$321,905

For the year ended July 31, 2011, class specific waivers and/or expense reimbursements were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$8,867
Total	$8,867

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	41

6. Distributions to shareholders by class

	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Investment Income:
Class A	$31,180,202	$30,599,278
Class B	760,056	952,473
Class C	6,480,459	5,578,816
Class I	3,808,806	1,296,299
Total	$42,229,523	$38,426,866

7. Shares of beneficial interest

At July 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	15,212,161	$206,191,253	21,243,762	$290,616,156
Shares issued on reinvestment	2,091,430	28,236,928	1,887,920	25,904,336
Shares repurchased	(29,627,040)	(394,939,838)	(13,494,283)	(185,311,190)
Net increase (decrease)	(12,323,449)	$(160,511,657)	9,637,399	$131,209,302

Class B
Shares sold	96,831	$1,311,596	243,975	$3,303,894
Shares issued on reinvestment	47,805	643,333	56,648	772,899
Shares repurchased	(485,750)	(6,537,792)	(603,130)	(8,205,202)
Net decrease	(341,114)	$(4,582,863)	(302,507)	$(4,128,409)

Class C
Shares sold	2,802,074	$37,845,042	3,892,530	$53,030,179
Shares issued on reinvestment	364,666	4,893,372	291,478	3,977,987
Shares repurchased	(3,249,214)	(43,370,705)	(1,609,339)	(21,879,313)
Net increase (decrease)	(82,474)	$(632,291)	2,574,669	$35,128,853

Class I
Shares sold	7,288,880	$96,690,264	3,662,934	$50,403,157
Shares issued on reinvestment	134,363	1,801,534	57,094	780,546
Shares repurchased	(3,251,482)	(43,301,513)	(672,230)	(9,225,541)
Net increase	4,171,761	$55,190,285	3,047,798	$41,958,162

42	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 8/31/2011	$0.060941	$0.053973	$0.054160	$0.062489

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$42,112,867	$38,413,355
Ordinary income	116,656	13,511
Total taxable distributions	$116,656	$13,511
Total distributions paid	$42,229,523	$38,426,866

As of July 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$595,651
Capital loss carryforward*	(104,775,977)
Other book/tax temporary differences(a)	(1,750,736)
Unrealized appreciation/(depreciation)(b)	3,626,958
Total accumulated earnings/(losses) — net	$(102,304,104)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2012	$(11,653,755)
7/31/2013	(25,925,282)
7/31/2014	(20,423,175)
7/31/2016	(3,351,932)
7/31/2017	(13,599,734)
7/31/2018	(15,039,977)
7/31/2019	(14,782,122)
$(104,775,977)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	43

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the

44	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action

Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report	45

demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ended July 31, 2012.

46	Legg Mason Western Asset Municipal High Income Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Municipal High Income Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Municipal High Income Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2011

Legg Mason Western Asset Municipal High Income Fund	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Municipal High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

48	Legg Mason Western Asset Municipal High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Legg Mason Western Asset Municipal High Income Fund	49

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

50	Legg Mason Western Asset Municipal High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 155 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Legg Mason Western Asset Municipal High Income Fund	51

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

52	Legg Mason Western Asset Municipal High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Municipal High Income Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2011:

Record date:	Daily	Daily		Daily	Daily
Payable date:	August 2010 through November 2010	12/31/10		January 2011 through June 2011	7/31/2011
Class A
Tax-exempt interest	100.00%	98.59%		100.00%	98.86%
Ordinary income	—	1.14	%*	—	1.14	%*

Record date:	Daily	Daily		Daily
Payable date:	8/31/10	9/30/10		10/29/10
Class B
Tax-exempt interest	99.33%	99.31%		99.32%
Ordinary income	0.67%*	0.69	%*	0.68%*

Record date:	Daily	Daily		Daily
Payable date:	11/30/10	12/31/10		1/31/11
Class B
Tax-exempt interest	99.35%	98.01%		99.36%
Ordinary income	0.65%*	1.99	%*	0.64%*

Record date:	Daily	Daily		Daily
Payable date:	2/28/11	3/31/11		4/30/11
Class B
Tax-exempt interest	99.39%	99.38%		99.41%
Ordinary income	0.61%*	0.62	%*	0.59%*

Record date:	Daily	Daily		Daily
Payable date:	5/31/11	6/30/11		7/31/11
Class B
Tax-exempt interest	99.04%	100.00%		98.86%
Ordinary income	0.96%*	—	*	1.14%*

Record date:	Daily	Daily		Daily	Daily
Payable date:	August 2010 through November 2010	12/31/10		January 2011 through June 2011	7/31/11
Class C
Tax-exempt interest	100.00%	98.59%		100.00%	98.86%
Ordinary income	—	1.41	%*	—	1.14	%*
Class I
Tax-exempt interest	100.00%	98.59%		100.00%	98.86%
Ordinary income	—	1.41	%*	—	1.14	%*

The following information is applicable to non-U.S. resident shareholders

*	All of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Legg Mason Western Asset

Municipal High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-Transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Municipal High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0427 9/11 SR11-1467

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to
Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2010 and July 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $212,400 in 2010 and $245,700 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $19,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011